Vanguard World Fund

Supplement to the Statement of Additional Information

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the text under “1. Other Accounts Managed” for Vanguard Extended Duration Treasury Index Fund is revised to indicate that Joshua C. Barrickman and William D. Baird co-manage the Fund. All references to Gregory Davis are removed.

As of January 31, 2013, Mr. Barrickman managed five other registered investment companies with total assets of $96 billion (advisory fees not based on account performance).

As of January 31, 2013, Mr. Baird managed two other registered investment companies with total assets of $3.3 billion and three other pooled investment vehicles with total assets of $1.7 billion (advisory fees not based on account performance).

As of January 31, 2013, the named portfolio managers did not own any shares of Vanguard Extended Duration Treasury Index Fund.

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